August 3, 2020 Exhibit 99.3

Forward Looking Statements ADT has made statements in this presentation and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to our recently executed long-term strategic partnership with Google and any stated or implied outcomes with respect thereto, our future growth prospects, our success with respect to product innovation and the market acceptance thereof, the current or future market size for our products, our ability to meet the milestones we have established with respect to our strategic partnership with Google, our ability to effectively utilize any of the amounts invested in us by Google, our anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, our ability to successfully respond to the challenges posed by the COVID-19 pandemic, and other matters.  Any forward-looking statement made in this presentation speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions.  These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management.  ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. 2

ADT + Google Nest Are Committing to a Long-Term Strategic Partnership – Advancing Leadership in Smart Home, Security, & Safety Solutions Unmatched Customer Experience Profitable Growth Innovation Leading Brands Complementary Strengths & Aligned Incentives Position the Partnership to Elevate Customer Experience 3 Google investments in the partnership $450M investment in ADT common equity $150M commitment in training, marketing, and technology solutions Long-term partnership agreement Note: Mutual commitment ($150M from Google, $150M from ADT), subject to the achievement of certain milestones. (1)

ADT is the Leader in Security & Automation Revenue by Customer Type (1) Bringing Smart Home Expertise to Our Customers Nationwide  RESIDENTIAL & SMALL BUSINESS COMMERCIAL In-field smart home and security experts National direct & dealer network Comprehensive professional install & DIY offering Growing end-to-end consumer platform Enterprise solutions Risk management services Dedicated technical resources Customer service excellence For 6.5 Million Total Customers with Over 3 Million Interactive Customers Providing Professional Service 24 Hours/Day 365 Days/Year From approximately 20,000 Employees, including 5,000 Service Professionals Generating $5 Billion of Revenue with ~80% Contractually Recurring Note: Above figures are presented as of March 31, 2020; Revenue is presented on a trailing 12 months basis for the U.S. only as of March 31, 2020 4

Today’s Announcement is an Accelerator on ADT’s Journey of Capital Efficient Growth and Innovation 1874 Dec 2018 Jan 2020 Oct 2019 Founded Feb 2016 Feb 2019 IPO Jan 2018 Aug 2020 Sep 2019 National Rollout of Consumer Financing Feb 2020 Brand Launch Dec 2019 2.5M+ Interactive Customers Brand Launch Continued Focus on Strategic Initiatives Underpins ADT's Capital Efficient Growth 5 Command & Control Launch Jan 2019

ADT + Google Nest delivers a fully integrated smart home automation solution to the market Uniting Two Market Leading and Highly Complementary Platforms Largest security system installed base of 6.5 million customers Highly recognized consumer technology brand Leading smart home platform with Google Assistant America’s most trusted security brand Best-in-class omnichannel sales and distribution capabilities Leading A.I. and machine learning capabilities Helpful home solutions: Security, Connectivity, Entertainment, and Energy National technician / customer service force 6

Strategic Partnership Will Define the Connected Home of the Future… Note: Metrics in bubbles represent ADT’s 2019 captured home automaton and security events statistics. 6 Today’s Limitations Many connected devices with limited integration Multiple apps required for smart home automation Over-engineered and expensive systems Many solutions too complex for average consumer to DIY Future Solutions Complete product suite from ADT + Google Next-generation platform and devices Simplified and innovative home automation capabilities Seamlessly integrated in-home device network 330+ Million Door locks 280+ Million Lights 840+ Million Thermostats 10.8+ Billion Captured video clips 2+ Billion Arm & Disarm 14+ Devices per home Over 200 Billion System events per year 7 Partnership Underscores the Importance of ADT’s Position at the Center of the Smart and Secure Home

…in a Rapidly Expanding Addressable Market… A large and growing market for security… (1) (1) ~20% Penetration Notes: Parks Associates Digital Living Forecast as of Q3 2019 Research on Global Markets, Insights by Netscribes: Global Smart Home Market (2018-2023) Represents $150M joint commitment from each of ADT and Google to support training, marketing and technology solutions, subject to the achievement of certain milestones North American Smart Home Market (2018-2023E) 2018 $13B $33B …and dramatically growing smart home market (2) Developing the secure and connected home of the future together 8 Enhances future combined product offering Greater speed to market capability $300M joint commitment to support partnership (3) ~20% CAGR

…and Will Solidify ADT’s Long-Term Growth Opportunities A broader product offering with best-in-class technology across all price points will drive capital efficient growth Innovative, end-to-end security and home automation to meet evolving customer needs. 9 ADT Residential & Small Business Subscribers Combined + DIY offerings Unlock new opportunities for existing ADT & Google consumers Next-gen, intelligent professional install offering $300M in combined, go-to-market funding + Curator of the smart, helpful home New, future products & services

Key Indicative Partnership Milestones Expand ADT’s home automation product set through additional Google Nest products Additional integration with existing ADT platforms Introduce Google-backed video service to ADT customers Collaborative Effort to Drive Innovation and Enhance the Partnership Over Time Develop and launch next-generation professional install platform New home security products and peripherals Enhanced alarm verification Future of automation & security New intelligent products and services enabled by new technologies A new generation of customers 10 Horizon 1: Integration Horizon 2: Innovation Horizon 3: Re-Imagination

Summary of Google Investment Transaction Terms Long-term partnership Google investment of $450M to acquire 6.6% of ADT (1) with 3-year lock up period $300M combined commitment in training, marketing and technology solutions ($150M from ADT, $150M from Google), subject to the achievement of certain milestones Timing and Closing Investment and commercial agreements were finalized 7/31 Stock sale expected to close during the third quarter of 2020 Note: Based on 15-day VWAP of $8.22 through July 31, 2020 11

Numerous Macro Tailwinds to Propel ADT on Accelerated Growth Trajectory Increased demand for security driven by recent national events heightening awareness for home monitoring offerings Fewer relocations given softer economic backdrop, lowering attrition Increasing suburbanization, particularly following COVID-19 pandemic, will drive new demand Continuing acceleration of smart home adoption 12 ADT Named Premier Provider of Smart Home Security and Automation Services for New Home Construction by National Homebuilder D.R. Horton

ADT’s Next Chapter: Industry-Defining Leader Focused on the Next Phase of Profitable Growth Becoming the essential smart home automation and security alarm solution Industry leading service capabilities augmented by leading technology and innovation Joint development of next generation and re-imagined solutions to power the connected home Continued expansion of ADT Commercial platform, with full suite of service offerings Differentiated alarm verification and response capabilities Significant free cash flow generation used to accelerate capital efficient growth 13